UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2016

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On October 18, 2016, JetPay Corporation (the “Company”) entered into an Amended and Restated Securities Purchase Agreement (the “A&R Purchase Agreement”) by and among the Company, Flexpoint Fund II, L.P., a Delaware limited partnership (“Flexpoint”), and Sundara Investment Partners, LLC, a Delaware limited liability company controlled by Laurence L. Stone (“LS Purchaser”). The A&R Purchase Agreement amended that certain Securities Purchase Agreement, dated August 22, 2013, as amended (the “Initial Purchase Agreement”), by and between the Company and Flexpoint. The Initial Purchase Agreement provided for the Company’s issuance and sale to Flexpoint, subject to the satisfaction of certain conditions, of up to 133,333 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred”), for up to $40,000,000. Pursuant to the Initial Purchase Agreement and the Certificate of Designation for the Series A Preferred (as amended, the “Certificate of Designation”), the shares of Series A Preferred are convertible into shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). The Initial Purchase Agreement was amended and restated to facilitate the Company’s issuance and sale to LS Purchaser of the shares of Series A Preferred that had not yet been purchased by Flexpoint. As described under Item 3.02 of this Current Report on Form 8-K, the Company issued and sold the Remaining Shares (as defined below) to LS Purchaser on October 18, 2016 (the “LS Purchaser Closing”).

Since the initial closing under the Initial Purchase Agreement on October 11, 2013, the Company had previously issued and sold to Flexpoint an aggregate of 99,666 shares of Series A Preferred for approximately $29,899,900. Flexpoint’s right to purchase the remaining 33,667 shares of Series A Preferred under the Initial Purchase Agreement (the “Remaining Shares”) was set to expire on October 11, 2016, but was extended until October 25, 2016 by Amendment No. 1 to the Initial Purchase Agreement, dated October 10, 2016, by and between the Company and Flexpoint. Pursuant to the A&R Purchase Agreement, the Company and Flexpoint provided LS Purchaser the sole right to purchase the Remaining Shares, in a single transaction consummated at the signing of the A&R Purchase Agreement, for a purchase price of $10,100,100. The A&R Purchase Agreement also reallocated certain rights held by Flexpoint under the Initial Purchase Agreement between Flexpoint and LS Purchaser.

Pursuant to the A&R Purchase Agreement, until the date on which LS Purchaser or its affiliates no longer hold 50% of the number of shares of Series A Preferred purchased by LS Purchaser at the LS Purchaser Closing and/or an equivalent number of shares of Common Stock issued upon conversion of the shares of Series A Preferred pursuant to the terms of the A&R Purchase Agreement and Certificate of Designation (the “underlying shares”):

-	LS Purchaser is entitled to receive certain financial information, including but not limited to monthly and annual financial statements and annual budgets; and

-	LS Purchaser is entitled to certain inspection rights.

In addition, until the date on which LS Purchaser no longer holds at least 33 1/3% of the Series A Preferred or the equivalent number of underlying common stock, neither the Company nor any of its affiliates may, without LS Purchaser’s consent, enter into, amend, supplement or modify any agreement, transaction or commitment with Flexpoint or any of its affiliates, subject to limited exceptions.

Provisions Relating to the Relationship between Flexpoint and LS Purchaser

In entering into the A&R Purchase Agreement, the Company, Flexpoint and LS Purchaser reallocated certain rights previously held by Flexpoint under the Initial Purchase Agreement. If Flexpoint desires to transfer shares of Series A Preferred to a third-party, the A&R Purchase Agreement requires Flexpoint to first offer such shares to LS Purchaser on substantially the same terms (the “LS Purchaser ROFO”). In addition, the A&R Purchase Agreement gives Flexpoint the right to require LS Purchaser to participate in certain transfers of shares of Series A Preferred by Flexpoint (“Drag-Along Rights”) and gives LS Purchaser the right to require Flexpoint to permit it to participate in certain other transfers of shares of Series A Preferred by Flexpoint (“Tag-Along Rights”). Moreover, the A&R Purchase Agreement provides LS Purchaser with the ability to require Flexpoint to purchase the shares of Series A Preferred then held by LS Purchaser at a price of $300 per share (subject to certain exceptions) if the Company consummates certain strategic transactions on or prior to June 14, 2017 (the “LS Purchaser Put Right”).

Restrictions on Transfer

Subject to certain exceptions, LS Purchaser is prohibited from transferring any shares of Series A Preferred or underlying common stock prior to the five year anniversary of the LS Purchaser Closing. Exceptions include transfers by LS Purchaser to its Permitted Transferees (as defined in the A&R Purchase Agreement) and transfers by LS Purchaser in connection with the exercise of the LS Purchaser ROFO, Drag-Along Rights, Tag-Along Rights or the LS Purchaser Put Right.

Representations and Warranties

The A&R Purchase Agreement contains representations and warranties by the Company substantially similar to those contained in the Initial Purchase Agreement. The representations and warrants relate to, among other things, the Company’s corporate organization and capitalization, the due authorization of the A&R Purchase Agreement and the transactions contemplated thereby, the Company’s filings with the Securities and Exchange Commission, including the financial statements included therein, litigation, environmental compliance, taxes, insurance, employee benefits, the absence of undisclosed liabilities, the absence of a material adverse change in the Company’s business, internal controls, compliance with laws and permits and the absence of conflicts and third party approval rights in connection with the transactions contemplated by the A&R Purchase Agreement.

Survival and Indemnification

Under the A&R Purchase Agreement, the survival and indemnification provisions that applied to Flexpoint under the Initial Purchase Agreement have been extended to apply to LS Purchaser.

Registration Rights

In connection with its entry into the A&R Purchase Agreement, the Company granted LS Purchaser “piggyback” registration rights in respect of the shares of Series A Preferred purchased by LS Purchaser at the LS Purchaser Closing, subject to certain exceptions. In all cases, the Company is obligated to reimburse LS Purchaser for its expenses incurred with such registration. In addition, the A&R Purchase Agreement provides that, upon LS Purchaser’s written request after the five year anniversary of the LS Purchaser Closing, the Company shall use its reasonable efforts to prepare and file with the Securities and Exchange Commission a registration statement covering the underlying common stock held by LS Purchaser, unless at such time all of such shares have been registered for resale or are otherwise eligible for sale pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without volume or manner of sale restrictions.

The foregoing description of the A&R Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Purchase Agreement, which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

Certificate of Amendment to Certificate of Designation of Series A Preferred

On October 18, 2016, in connection with its entry into the A&R Purchase Agreement, the Company filed a Certificate of Amendment to the Certificate of Designation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment contemplates that prior to the five year anniversary of the LS Purchaser Closing, LS Purchaser shall be required to participate on a pro rata basis in any redemption of shares of Series A Preferred initiated by Flexpoint based on its ownership of Series A Preferred at the then-applicable liquidation preference which, as of the LS Purchaser Closing, was $600 per share of Series A Preferred. The Certificate of Amendment also contemplates that LS Purchaser has the right to request the redemption of its shares of Series A Preferred following the five year anniversary of the LS Purchaser Closing. In addition, the Certificate of Amendment provides that for so long as LS Purchaser owns at least 50% of the shares of Series A Preferred purchased at the LS Purchaser Closing, LS Purchaser shall have the right to appoint one Preferred Director (as defined in the Certificate of Designation) to the board of directors of the Company (the “Board”).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Loan and Security Agreement

On October 18, 2016, in connection with the LS Purchaser Closing, A. D. Computer Corporation, a Pennsylvania corporation and a direct subsidiary of the Company (“ADC”), and Payroll Tax Filing Services, Inc., a Pennsylvania corporation and a direct subsidiary of ADC (“PTFS”), as borrowers (the “Borrowers”), entered into a Loan and Security Agreement (the “Loan Agreement”) with LHLJ, Inc., a Delaware corporation controlled by Laurence L. Stone, as lender, for a term loan in the principal amount of $9,500,000 (the “LS Purchaser Debt Investment”). Amounts outstanding under the Loan Agreement and the underlying promissory note will accrue interest at a rate of 8% per annum. The loan matures on October 18, 2021 and is payable in equal monthly installments of principal and interest of $128,677 with a final payment of $4,750,000 at maturity.

The obligations of the Borrowers under the Loan Agreement are guaranteed by the Company and JetPay Payment Services, FL, LLC (f/k/a CollectorSolutions, LLC), a Delaware limited liability company and a direct subsidiary of the Company (“CSI”), and are secured by all of the assets of ADC, PTFS and CSI, as well as a pledge by the Company of its ownership interests in ADC, PTFS and CSI. The Loan Agreement contains affirmative and negative covenants, including limitations on the incurrence of indebtedness, liens, transactions with affiliates and other customary restrictions for loans of this type and size. The Borrowers are also subject to financial covenants relating to their debt coverage ratio and total leverage ratio during the term of the loan. The loan may be prepaid in whole or in part with a prepayment premium of 5% on or prior to October 18, 2017, 3% if prepaid after October 18, 2017 but on or prior to October 18, 2018, and 1% if prepaid after October 18, 2018 but on or prior to October 18, 2021. There will be no prepayment premium for a prepayment of the loan in connection with a change of control of the Company consented to in writing by Laurence L. Stone as a stockholder, director or officer of the Company. In addition, if any prepayment of the loan is made in connection with a refinancing transaction to which Laurence L. Stone consents in writing in his capacity as a stockholder, director or officer of the Company, the then-applicable prepayment premium will be reduced by one quarter. The loan is subject to mandatory prepayment upon certain asset sales, casualty events and the incurrence by Borrowers of indebtedness and the issuance by Borrowers of capital stock.

A portion of the proceeds of the LS Purchaser Debt Investment was used to satisfy in full the obligations of the Borrowers under that certain Loan and Security Agreement, dated as of December 28, 2012, as amended (the “Prior ADC Credit Facility”), by and between the ADC, PTFS and First National Bank of Pennsylvania (f/k/a Metro Bank) (“FNB”). In connection with the satisfaction of the Borrower’s obligations under the Prior ADC Credit Facility, ACI Merchant Systems, LLC, a Pennsylvania limited liability company (“ACI”), ADC, the Company and FNB entered into the Second Amendment to that certain Loan Agreement and Security Agreement, dated as of November 7, 2014, as amended (the “ACI Credit Facility”), by and among ACI, the Company and FNB in order to release ADC’s guaranty of the obligations of ACI under the ACI Credit Facility and to eliminate provisions relating to the cross-collateralization of the ACI Credit Facility and the Prior ADC Credit Facility.

The foregoing description of the Loan and Security Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Loan and Security Agreement attached hereto as Exhibit 10.2 and the Term Loan Note attached hereto as Exhibit 10.3, which exhibits are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement

As noted above, on October 18, 2016, the Company satisfied in full its obligations under the Prior ADC Credit Facility with proceeds from the LS Purchaser Debt Investment.

In addition, on October 21, 2016, the Company used a portion of the proceeds of the LS Purchaser Debt Investment to satisfy in full its obligations under that previously disclosed Promissory Note, dated July 26, 2016, by the Company in favor Merrick Bank Corporation (“Merrick”) in the original principal amount of $3,850,000 pursuant to the terms of that previously disclosed Settlement Agreement and Release, dated July 26, 2016, by and among Merrick, JetPay Merchant Services, LLC, JetPay ISO Services, LLC, JetPay, LLC, WLES, L.P. and the Company. Additionally, on October 21, 2016, the Company used the proceeds of the LS Purchaser Debt Investment to satisfy in full its obligations under that previously disclosed Promissory Note, dated January 15, 2016, as amended, by the Company in favor of Flexpoint in the principal amount of $1,400,000 and that previously disclosed Promissory Note, dated January 15, 2016, as amended, by the Company in favor Jonathan M. Lubert in the original principal amount of $500,000.

The information set forth above in Item 1.01 under the heading “Loan and Security Agreement” is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 under the heading “Loan and Security Agreement” and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

On October 18, 2016, the Company issued and sold the Remaining Shares to LS Purchaser for a purchase price of $10,100,100. The information set forth in Item 1.01 above is incorporated by reference herein.

Based upon certain representations of LS Purchaser made in the A&R Purchase Agreement, the issuance of the Series A Preferred to LS Purchaser was consummated in reliance upon Section 4(a)(2) of the Securities Act and/or Regulation D.

Item 3.03. Material Modification to the Rights of Security Holders

The information required to be disclosed by this Item 3.03 is set forth above in Item 1.01 under the heading “Certificate of Amendment to Certificate of Designation of Series A Preferred” and is incorporated by reference herein.

Item 5.02. Election of Directors

Pursuant to the A&R Purchase Agreement and the Certificate of Amendment, LS Purchaser is entitled to appoint one director to the Board as a Preferred Director (as defined in the Certificate of Designation). LS Purchaser designated Laurence L. Stone as its nominee to the Company’s Board. Flexpoint, as the sole holder of shares of Series A Preferred, designed Laurence L. Stone as a Preferred Director by written consent on October 14, 2016 and the Board appointed Mr. Stone as a director on the Board at a meeting of the Board held on October 14, 2016, in each case contingent upon the consummation of the LS Purchaser Closing. The appointment of Mr. Stone as a Preferred Director became effective as of the LS Purchaser Closing.

Mr. Stone is party to an Indemnification Agreement with the Company, dated as of October 18, 2016, which provides Mr. Stone with certain indemnification rights in his capacity as a member of the Board. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein. Other than the Indemnification Agreement, A&R Purchase Agreement and the Loan Agreement and the agreements and transactions contemplated thereby, Mr. Stone is not a party to any transaction with the Company in which Mr. Stone has a direct or indirect interest.

Item 7.01. Regulation FD Disclosure

On October 19, 2016, the Company issued a press release announcing the LS Purchaser Closing and the LS Purchaser Debt Investment. A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Designation of Series A Convertible Preferred Stock

4.1	Amended and Restated Securities Purchase Agreement, dated as of October 18, 2016, by and among JetPay Corporation, Flexpoint Fund II, L.P. and Sundara Investment Partners, LLC

10.1	Indemnification Agreement, dated as of October 18, 2016, by and among JetPay Corporation and Laurence L. Stone

10.2	Loan and Security Agreement, dated as of October 18, 2016, by and among A. D. Computer Corporation, Payroll Tax Filing Services, Inc., JetPay Corporation, CollectorSolutions, LLC and LHLJ, Inc.

10.3	Term Loan Note, dated as of October 18, 2016, by A. D. Computer Corporation and Payroll Tax Filing Services, Inc. in favor LHLJ, Inc.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2016
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

Exhibit Index

Exhibit Number

3.1	Certificate of Amendment to Certificate of Designation of Series A Convertible Preferred Stock

4.1	Amended and Restated Securities Purchase Agreement, dated as of October 18, 2016, by and among JetPay Corporation, Flexpoint Fund II, L.P. and Sundara Investment Partners, LLC

10.1	Indemnification Agreement, dated as of October 18, 2016, by and among JetPay Corporation and Laurence L. Stone

10.2	Loan and Security Agreement, dated as of October 18, 2016, by and among A. D. Computer Corporation, Payroll Tax Filing Services, Inc., JetPay Corporation, CollectorSolutions, LLC and LHLJ, Inc.

10.3	Term Loan Note, dated as of October 18, 2016, by A. D. Computer Corporation and Payroll Tax Filing Services, Inc. in favor LHLJ, Inc.

99.1	Press Release